ALLIANCE CAPITAL

Second Quarter 2001 Review

Bruce W. Calvert	John D. Carifa	Lewis A. Sanders
CEO and Chairman	President and COO	CIO and Vice Chairman

July 26, 2001

Introduction

As you know, the SEC has recently adopted Regulation FD.  In light of Regulation FD, we will be limited in responding to inquiries from investors or analysts in a nonpublic forum.  Therefore, we encourage you to ask all questions of a material nature on this conference call.

Forward-Looking Statements

Certain statements provided by Alliance Capital Management L.P. (“Alliance Capital”) and Alliance Capital Management Holding L.P. (“Alliance Holding”) in this report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following:  the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  Alliance Capital and Alliance Holding caution readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

Second Quarter Highlights
All information compared to first quarter 2001

•	Revenue growth modestly exceeded expense growth, principally due to higher performance fees from both growth and value products

•	Institutional research services revenue higher, primarily from higher syndication fees

•	Stable pre-tax operating margin of 34.4%

•	Net operating earnings and distributions per Alliance Holding Unit up 4%

•	Total AUM up 7% to $465 billion

• net new business $17 billion; market appreciation $16 billion

• Vanguard subadvisory mandate of U.S. Growth Equity Fund and variable annuity product added $12.5 billion in AUM

•	Average AUM flat

•	Second consecutive quarter of positive cash flows in all market channels

•	2Q01 absolute investment returns across all investment services generally higher; relative investment performance mixed

Operating Partnership Financial Highlights

		2Q 2001	1Q 2001	% change
•	Revenues:

	Base Fee & Other	$744	$738	+1%

	Performance Fee	16	4	+300%

•	Expenses	(556)	(547)	+2%

•	Net Operating Earnings	$204	$195	+5%

•	Base Fee Earnings	192	192	-

•	Performance Fee Earnings	12	3	+300%

In $ millions

Alliance Holding Per Unit Financial Highlights

		2Q 2001	1Q 2001	% change
•	Diluted Net Income	$0.56	$0.52	+8%

•	Amortization of Intangible Assets	0.16	0.17	-6%

•	Net Operating Earnings	$0.72	$0.69	+4%

•	Base Fee Earnings	$0.68	$0.68	–%

•	Performance Fee Earnings	0.04	0.01	+300%

•	Net Operating Earnings	$0.72	$0.69	+4%

•	Distributions	$0.71	$0.68	+4%

Per Unit amounts

Stable Operating Margin

	2Q 2001	1Q 2001
Pre-Tax Net Operating Margin	34.4%	34.1%

Tight Control of Expenses – But Strategic Investing Continues

• Growth in operating expenses trailed revenue growth

• Employee compensation higher due to annual raises, higher incentive compensation and increased headcount for strategic initiatives

• Technology expenses in support of strategic initiatives increased modestly

• Higher occupancy costs from staff integration

• Selectively investing in:

• International retail marketing

• CollegeBoundfund marketing

• E-wholesaling

• Private client

• International institutional research services

• Technology

Net New Business + Market Appreciation = AUM Growth

	Retail	Institutional Investment Mgmt	Private Client	Total
• Mar 2001 AUM	$156	$240	$37	$433

• Net New Business	2	15	–	17

• Transfers	1	(1)	–	–

• Discontinued JVs	(1)	–	–	(1)

• Market Appreciation	5	9	2	16

• Jun 2001 AUM	$163	$263	$39	$465

In $ billions

Equity Disciplines Drive AUM Growth

	Growth Equity	Value Equity	Fixed Income	Passive	Total
• March 2001 AUM	$169	$90	$143	$31	$433

• Net New Business	16	1	(1)	1	17

• Discontinued JVs	–	–	(1)	–	(1)

• Market Appreciation	10	5	–	1	16

• June 2001 AUM	$195	$96	$141	$33	$465

In $ billions

Retail Highlights

• Revenues for 2Q01: $394 million

• Quarter-end AUM: $163 billion

• 2Q01 net new sales: $1.9 billion

• U.S. long-term net sales: $2.8 billion, up 25% from 1Q01

– Growth & Income fund added $800 million in net sales

• Non-U.S. net sales: $0.5 billion, compared to $1.1 billion net sales in 1Q01

– Continued positive net sales in Luxembourg, India and Japan

– EPTA negative net flows due to internalization of investment management

– Joint venture funds: net flows flat compared to net sales of $773 million in 1Q01

• Cash management net redemptions: $1.3 billion

• Accelerating sales of CollegeBoundfund due to recent tax law changes – AUM $476 million across 60,000 accounts

• AllianceBernstein value funds – $284 million AUM and $200 million in 2Q01 sales

• Wrap fee business update

A Diverse Retail Mix

Retail Changes in Assets Under Management by Product

	U.S. Funds	Non-U.S. Funds	Variable Annuity	Wrap	Total
• March 2001 AUM	$84	$23	$36	$13	$156

• Long-term product net sales	1	–	1	1	3

• Cash management net redemptions	(1)	–	–	–	(1)

• Net new business	–	–	1	1	2

• Transfers	–	–	1	–	1

• Discontinued JVs	–	(1)	–	–	(1)

• Market appreciation	3	–	1	1	5

• June 2001 AUM	$87	$22	$39	$15	$163

Assets reflect 100% of the assets managed by the Joint Venture companies. Amounts in $ billions.

Retail Changes in Assets Under Management by Investment Orientation

	Growth Equity	Value Equity	Fixed Income	Cash Mgmt.	Total
• March 2001 AUM	$83	$13	$29	$31	$156

• Long-term product net sales	1	2	–	–	3

• Cash management net redemptions	–	–	–	(1)	(1)

• Net new business	1	2	–	(1)	2

• Transfers	–	1	–	–	1

• Discontinued JVs	–	–	(1)	–	(1)

• Market appreciation	4	1	–	–	5

• June 2001 AUM	$89	$16	$28	$30	$163

Assets reflect 100% of the assets managed by the Joint Venture companies. Amounts in $ billions.

Average Global Daily Gross Sales

AllianceBernstein Institutional
Investment Management Highlights

• 2Q01 revenues: $180 million

• 2Q01 AUM: $263 billion

• 92 new separate account wins totaled $17.4 billion in AUM

• New Vanguard growth subadvisory mandates added $12.5 billion in AUM

• $17 million in fees for first year (at current market levels)

• Net inflows were $14.9 billion

Institutional Investment Management Changes in AUM by Investment Orientation

	Growth Equity	Value Equity	Fixed Income	Passive	Total
• March 2001 AUM	$86	$52	$74	$28	$240

• Long-term net sales	15	–	1	–	16

• Cash management net redemptions	–	–	(1)	–	(1)

• Net new business	15	–	–	–	15

• Transfers	–	(1)	–	–	(1)

• Market appreciation	5	3	–	1	9

• June 2001 AUM	$106	$54	$74	$29	$263

Assets reflect 100% of the assets managed by the Joint Venture companies. Amounts in $ billions.

Second Quarter Institutional Separately Managed Account Wins

92 New Accounts
$17.4 Billion in AUM
18 Investment Disciplines

Equity Products	New Accounts	Fixed Income Products	New Accounts
Large Cap Growth	23	Sector Rotation	2
Disciplined Growth	8	Corporate Bond	2
Emerging Markets Growth	3	Mortgage	2
Japan Growth	1	Cash Management	1
Australian Growth	1	Other	7

Large Cap Core	2	Other Products

Diversified Value	6	Commingled Vehicles	17
Strategic Value	2	Passive	7
Relative Value	2
Global Value	2

Other	4

Private Client Highlights
Bernstein Investment Research & Management

• 2Q01 total revenues: $95 million

• 2Q01 AUM: $39 billion

• Net new flows of $400 million – positive for second consecutive quarter

• $1.4 billion of AUM in Strategic Growth

• More than 6,000 clients, representing 40% of total client base

Institutional Research Services Highlights

• 2Q01 revenues: $71 million

• Syndicate revenues drove increase

• Market share increased 5% for second consecutive quarter

• NYSE volume down 5%

Investment Performance – Retail Services

		Annualized Performance		Percentile Ranking or Benchmark Performance*
U.S. Growth Funds	YTD	1 Year	5 Year	YTD	1 Year	5 Year

Premier Growth	(14.2)%	(33.7)%	14.9%	45%	67%	19%
(Large Cap Growth)

Technology	(14.7)	(42.4)	16.3	22	18	55
(Science and Technology)

U.S. Value Funds

Growth & Income	2.6	10.8	18.1	39	50	8
(Multi-Cap Value)

AllianceBernstein Value (1)	5.7	–	–	4.9 (2)	–	–

Non-U.S. Funds

Global Growth Trends	(8.6)	(16.4)	13.8	23	22	9
(Global Growth)

Fixed Income Funds

North American Gov’t Trust	5.4	16.1	13.8	5	1	1
(Global Income)

(1) YTD performance since 3/30/01, first full quarter since launch.
(2) Performance of Russell 1000 Value for second quarter 2001.
Mutual fund performance, Regent Wrap, and Lipper data through 6/30/01.
Percentile rankings based on Lipper for mutual funds.

Investment Performance (1) – Institutional Inv. Mgmt. Services

		Annualized Performance (1)	Percentile Ranking (2) or Benchmark Performance*
U.S. Growth Composites	YTD	1 Year	5 Year	YTD		1 Year	5 Year
Large Cap Growth	(11.8)%	(29.4)%	17.4%	22%		35%		21%
(Growth Equity)

Multi Cap Growth	(14.3)	(27.6)	14.4	66		55		41
(All Cap Growth Equity)

Research Managed	(8.4)	(15.4)	15.3	7		8		34
(Growth Equity)

Small Cap Growth	(1.5)	(13.0)	13.9	41		33		31
(Small Cap Growth)

Non-U.S. Growth Composites

International Large Cap Growth	(16.6)	(28.2)	4.2	60		69		75
(Non-U.S. Growth)

Japan Growth	(10.1)	(40.1)	1.8	(8.3	)*	(30.4	)*	(6.5	)*
(MSCI Japan)

European Growth	(24.2)	(30.0)	n/a	(17.2	)*	(21.7	)*	9.7*
(MSCI Europe)

* Performance of benchmarks.
(1) Investment performance shown after investment management fees.
(2) Frank Russell percentile rankings based on before fee performance. See Performance Disclosure.
Composite, benchmark, and Frank Russell data as of 6/30/01.

Investment Performance (1) – Institutional Inv. Mgmt. Services

		Annualized Performance (1)		Percentile Ranking (2)
U.S. Value Composites	YTD	1 Year	5 Year	YTD	1 Year	5 Year

Strategic Value	6.9%	31.5%	13.6%	14%	14%		60%
(Large Cap Value)

Diversified Value	4.2	28.2	n/a	28	19		n/a
(Large Cap Value)

Relative Value	2.6	12.5	18.5	42	69		13
(Large Cap Value)

Small Cap Value	12.3	27.0	13.1	61	68		78
(Small Cap Value)

Non-U.S. Value Composites

International Value	(2.6)	(6.9)	8.8	(8.3)*	(17.4	)*	10.1	*
(MSCI EAFE, half hedge)

Fixed Income Composite

Enhanced Sector Rotation	3.3	11.1	7.5	70	59		36
(Active Core Fixed Income)

(1) Investment performance shown after investment management fees.
(2) Frank Russell percentile rankings based on before fee performance.
See Performance Disclosure.
Composite and Frank Russell data for percentile rankings as of 6/30/01.

Positioned For Growth

• Worldwide research and investment capabilities
• Unique with strengths in both growth and value investing
• Broad array of fixed income services
• Highly regarded marketing and client service teams
• Well-positioned in retail, institutional and private client channels
• Continued underlying business strength
• Strong financials
• Cogent strategy

A Broad Range of Investment Disciplines

Delivered Through a Global Investment Platform

For a Diverse Group of Clients

Supported Through a Global Marketing and Customer Service Platform

With the Goal of Creating Unitholder Value

Through Increasing Cash Distributions
(Distributions per Unit)

Performance Disclosure
Alliance Capital Management L.P.

Alliance Capital Management L.P. (“Alliance Capital”), is a registered investment advisor.  Alliance Capital had $465 billion in assets under management as of June 30, 2001.  Performance figures in this report have been presented net of investment management fees. Net performance figures have been calculated by deducting the highest fee charged to an account in a composite from inception of the composite to December 2000.  The annual fees used: 1.00% for Small Cap Growth, 0.90% for Large Cap Growth from 1/1/00 to 12/31/00 and 0.75% from 1/1/78 to 12/31/99, 0.75% for International Large Cap Growth, Relative Value, Multi-Cap Growth, Research Managed, Japanese Equity and European Growth, and 0.29% for Enhanced Sector Rotation.  The average fee was applied to accounts within the composite to compute the net of fee calculation from January 2001 forward.   The average fees applied were: 0.85% for Small Cap Growth, 0.30% for Large Cap Growth and International Large Cap Growth, 0.18% for Relative Value, 0.61% for Multi-Cap Growth, 0.15% for Research Managed, 0.41% for Japanese Equity, 0.75% for European Growth, and 0.18% for Enhanced Sector Rotation.  Both fee structures exclude accounts with performance based fee arrangements and balanced accounts which may be charged an equity fee rate. Net of fee performance figures reflect the compounding effect of such fees.

No representation is made that the performance of these investment accounts are indicative of future performance.  Performance figures for each account are calculated monthly on a trade-date basis using an internal rate of return calculation.  Monthly market values include income accruals and reflect the daily weighting of cash flows. The composite results are asset weighted on a monthly basis. Quarterly and annual composite performance figures are computed by linking monthly returns resulting in a time-weighted rate of return.

The Composites include discretionary tax-exempt accounts with assets over $10 million which are not subject to significant investment restrictions imposed by clients, except for the European Growth Composite which consists of one taxable account.  The Composites are asset weighted and have been built according to AIMR Performance Presentation Standards.  AIMR has not been involved with the preparation or review of this report.  Alliance Capital received attestation from KPMG LLP for Level 1 and 2 AIMR Verification for 1992, 1993, 1994, 1996, 1997 and 1998.  We are currently reviewing 1999 and 2000.  This verification and other composites are available upon request.

Composites used for performance reporting purposes represent the following:

Strategy	Number of Accounts	Assets ($mm)	% of Total Firm Assets
Large Cap Growth	286	32,568	7%
Research Managed	2	4,015	1%
Small Cap Growth	11	703	<1%
Multi Cap Growth	12	897	<1%
Relative Value	8	1,623	<1%
International Large Cap Growth	5	2,097	<1%
Japanese Equity	11	575	<1%
European Growth	1	1,444	<1%
Enhanced Sector Rotation	29	2,994	1%

Alliance Capital Management L.P. – Bernstein Investment Research & Management Unit

Bernstein Investment Research and Management, a unit of Alliance Capital Management L.P. (“Bernstein”) has used the following standards of measurement in compiling its performance data:

Performance Statistics Are Not Financial Statements - There are various methods of compiling or reporting performance statistics.  The standards of performance measurement used by Bernstein Investment Research and Management, a Unit of Alliance Capital Management L.P. (“Bernstein”) in compiling data are in accordance with the methods set forth by the Notes below.  Past performance statistics may not be indicative of future results and may differ for different time periods.

Total Return - Performance results of accounts and comparisons are made on a total-return basis which includes all dividends, interest and accrued interest, and realized and unrealized gains or losses.  Securities are included in accounts on a trade date basis.  Performance results are after deductions of all transaction charges and fees.

Rate of Return - Investment results are computed on a "time-weighted" rate-of-return basis.  Assuming dividends and interest are reinvested, the growth in dollars of an investment in a period can be computed using these rates of return.  In computing the “time-weighted rate of return”, if an account’s net monthly cash flow exceeds 10% of its beginning market value, the cash flows are weighted on a daily basis.  When an account’s net monthly cash flows are less than 10% of its beginning market value, the cash flows are weighted by the “end of the month” assumption. Beginning 2001, all cashflows are daily-weighted using the modified Dietz method.

Preparation of Data - Investment results on a quarterly basis for all accounts in the cited category under the discretionary management of Bernstein's Investment Policy Group for the entire quarter were added together and the sum divided by the total number of accounts in each quarter through 1992; beginning in 1993 quarterly performance was for all accounts weighted by their market value.  These quarterly performance figures were then linked to produce a continuous-performance index.  The continuous-performance index from inception was used to create point-to-point comparisons.  Closed accounts are included for each full quarter prior to their closing. From inception, returns for Diversified Value optimized against the Russell 1000 Value Index exclude certain accounts with special restrictions imposed by clients. Strategic Value returns include all accounts offered from 1974-1982 and, from 1983-1999, all Strategic Value accounts with $5 million or more in assets.  Beginning January 1, 2000, results exclude accounts with a client-directed margin balance of 20% or more of market value at any month end. From July 1993 quarterly results were those of GDP-weighted, half-hedged International Value accounts separately managed in US dollars.

Investment Management Performance Statistics and Dispersion - Performance statistics and dispersion are shown after the deduction of investment management fees.  Dispersion, or standard deviation, measures the variability of account returns within a composite.  In a normal distribution, approximately two-thirds of the account returns will fall within the range of one standard deviation above and below the equal-weighted mean return. Beginning in 1993, performance is weighted by account size, therefore dispersion is calculated from the asset-weighted mean.  Dispersion of performance for accounts under management are: Diversified Value (Russell 1000 Value) - 1999: 1.7%; 2000: 1.9; 2001: N/A; Strategic Value - 1974: 29.1; 1975: 26.5; 1976: 17.6; 1977: 8.3; 1978: 11.5; 1979: 9.0; 1980: 8.7; 1981: 5.6; 1982: 5.5; 1983: 2.9; 1984: 1.6; 1985:1.6; 1986: 1.1; 1987: 1.7; 1988: 1.7; 1989: 1.3; 1990: 1.2; 1991: 2.0; 1992: 1.4; 1993: 1.2; 1994: 1.2; 1995: 1.3; 1996: 1.2; 1997: 1.5; 1998: 2.5; 1999: 2.5; 2000: 2.6; 2001: N/A; Small-Cap Value - 1991: 1.3; 1992: 1.3; 1993: 1.5; 1994: 1.6; 1995: 1.6; 1996: 1.2; 1997: 1.0; 1998: 1.8; 1999: 1.6; 2000: 1.7; 2001: N/A; International Value (GDP-Weighted, Half-Hedged) 1993:2H: 0.5; 1994: 0.9; 1995: 1.1; 1996: 1.0; 1997: 1.3; 1998: 1.6; 1999: 1.8; 2000: 1.6; 2001:N/A.

Investment Management Fees and Notice to Financial Consultants - Bernstein has published investment management fee schedules for varying sizes of accounts, which are described in our Form ADV.  The following before-fee and after-fee cumulative annualized rates of return illustrate the cumulative effects of the deduction of fees: Diversified Value (Russell 1000 Value) - 2000: 13.7%, 13.2%; 2 yrs 1999:2Q-2001:1Q: 6.9%, 6.5%; Strategic Value - 2000: 10.6%, 10.1%; 5 yrs 1996-00: 14.3%, 13.8%; 27-1/4 yrs 1974-2001:1Q:16.1%, 15.6%; Small-Cap Value - 2000: 20.6%, 19.7%; 5 yrs 1996-2000: 12.2%, 11.4%; 10-1/4 yrs 1991-2001:1Q: 16.9%, 16.1%; International Value (GDP-Weighted, Half-Hedged): 2000: (2.0%), (2.6%); 5 yrs 1996-2000: 12.5%, 11.8%; 8-3/4 yrs 1992:3Q-2001:1Q: 11.5%, 10.7%. The following are the account after-fee annual rates of return: Diversified Value (Russell 1000 Value) –1999:2Q-4Q: 2.0%; 2000: 13.2%; 2001:1Q: (1.8%); Strategic Value - 1983: 26.5%; 1984: 11.9%; 1985: 27.9%; 1986: 8.3%; 1987: 12.7%; 1988: 20.3%; 1989: 20.4%; 1990: (23.3%); 1991: 31.7%; 1992: 26.1%; 1993: 26.8%; 1994: 0.7%; 1995: 37.2%; 1996: 24.0%; 1997: 27.2%; 1998: 9.9%; 1999: (0.2%); 2000:10.1%; 2001:1Q: 0.2%; Small-Cap Value - 1991: 49.7%; 1992: 25.2%; 1993: 11.6%; 1994: 2.0%; 1995: 26.4%; 1996: 15.2%; 1997: 30.5%; 1998: (3.7%); 1999: (1.1%); 2000: 19.7%; 2001:1Q: (0.4%); International Value (GDP-weighted, half-hedged):1992:2H: (5.0%); 1993: 35.9%; 1994: 5.3%; 1995: 8.8%; 1996: 18.2%; 1997: 10.0%; 1998: 13.5%; 1999: 21.6%; 2000: (2.6%); 2001:1Q: (5.9%).

Composites used for reporting purposes represent the following:

Strategy	Number of Accounts	Assets ($mm)	% of Total Firm Assets
Strategic Value (accts. over $5 million)	377	17,283	4%
Diversified Value (opt to Russell 1000 Value)	37	1,118	<1
Small Cap Value	58	1,791	<1
International Value (half-hedged, GDP wtd)	58	1,205	<1

Alliance Capital 2Q01 Earnings

Presentation Appendix

Alliance Capital – Investment Considerations

Alliance Capital (The Operating Partnership)

• Assets Under Management:	$465 billion

• Value (1):	$12.5 billion

Alliance Holding (The Publicly Traded Partnership)

• NYSE	Ticker: AC

• AC: Market Capitalization (public)	$3.7 billion

• Current Price:	$49.98

• Trailing Twelve Month Yield	6.0%

• 10 year DPU (2) Growth Rate	20%

• 5 year DPU (2) Growth Rate	24%

(1) Value of operating partnership is based upon price of Alliance Holding units as of 7/24/01 and total outstanding Alliance Capital units as of 6/30/01.
(2) Distributions per Unit
Current price, market capitalization, and yield as of 7/24/01. AUM as of 6/30/01.

Ownership Structure – Alliance Capital

Financial Results – Alliance Capital (The Operating Partnership)

	2nd Quarter	1st Quarter	%	2nd Quarter		%

	2001	2001	Change	2001	2000	Change
Revenues
Advisory Fees	$507	$498	2	$507	$378	34
Distribution Revenues	138	140	(1)	138	155	(11)
Inst. Research Services	71	64	11	71	–	–
Other	44	40	20	44	32	102

	760	742	2	760	565	35
Operating Expenses	546	537	2	546	401	36

Operating Income	214	205	4	214	164	31

Amortization of Intangibles	43	43	0	43	1	4,297

Income Before Taxes	171	162	6	171	163	5

Income Taxes	10	10	6	10	9	15

NET INCOME	$161	$152	6	$161	$154	4

BASE FEE EARNINGS	$192	$192	0	$192	$149	29

PERFORMANCE FEE EARNINGS	12	3	269	12	6	112

NET OPERATING EARNINGS (1)	$204	$195	4	$204	$155	32

(1) Net Operating Earnings: Net income excluding amortization of intangibles and non-recurring items. Amounts in $ millions.

Financial Results – Alliance Holding (The Publicly Traded Partnership)

	2nd Quarter	1st Quarter	%	2nd Quarter		%

	2001	2001	Change	2001	2000	Change

Equity in Earnings of Operating Partnership	$48	$45	6	$48	$62	(24)

Income Taxes	5	6	(5)	5	5	8

NET INCOME	$42	$39	7	$42	$57	(27)

Additional Equity in Earnings of Operating Partnership (1)	2	2	0	2	3	(26)

NET INCOME–Diluted (2)	$44	$41	7	$44	$60	(27)

DILUTED NET INCOME PER UNIT	$0.56	$0.52	8	$0.56	$0.76	(26)

Amortization of Intangibles per Unit	0.16	0.17	(6)	0.16	0.01	n/a

NET OPERATING EARNINGS PER UNIT (3)	$0.72	$0.69	4	$0.72	$0.77	(6)

BASE FEE EARNINGS PER UNIT	$0.68	$0.68	–	$0.68	$0.74	(8)

PERFORMANCE FEE EARNINGS PER UNIT	0.04	0.01	300	0.04	0.03	33

NET OPERATING EARNINGS PER UNIT (3)	$0.72	$0.69	4	$0.72	$0.77	(6)

UNITHOLDER DISTRIBUTION PER UNIT	$0.71	$0.68	4	$0.71	$0.75	(5)

(1) To reflect higher ownership in operating partnership resulting from application of treasury stock method to outstanding options.
(2) For calculation of Diluted Net Income per Unit.
(3) Net Operating Earnings per Unit: Diluted Net income excluding Alliance Holding’s proportionate share of amortization of intangibles and non-recurring items.

Alliance Capital (The Operating Partnership)
Consolidated Balance Sheet

	6/30/01	12/31/00
Assets
Cash and Investments	$503,600	$556,569
Cash and Securities	1,102,149	1,306,334
Receivables:
Brokers and Dealers	1,174,999	1,316,694
Brokerage Clients	188,437	187,945
Fees	303,225	401,609
Furniture, equipment and leasehold improvements, net	221,702	199,699
Intangible assets, net	3,344,440	3,430,708
Deferred sales commissions, net	689,948	715,692
Other investments	51,889	52,925
Other assets	91,978	102,587

Total Assets	$7,672,367	$8,270,762

Liabilities and Partners' Capital
Liabilites:
Payables:
Brokers and Dealers	$829,525	$882,576
Brokerage Clients	1,357,821	1,636,869
Alliance Mutual Funds	221,741	279,249
Accounts payable and accrued expenses	170,177	238,640
Accrued compensation and benefits	418,039	313,426
Debt	613,365	782,232
Minority interests in consolidated subsidiaries	6,801	4,093

Total Liabilities	3,617,469	4,137,085
Partners' Capital	4,054,898	4,133,677

Total Liabilities and Partners' Capital	$7,672,367	$8,270,762

Amounts in $ thousands. Unaudited

Alliance Capital (The Operating Partnership)
Consolidated Cash Flow

	Six Months Ended
	6/30/01	6/30/00
Cash Flows From Operating Activities:
Net Income	$312,993	$324,985
Non-cash items:
Amortization and depreciation	222,732	124,703
Non-recurring item	-	(23,853)
Other, net	33,502	20,895
Changes in assets and liabilities	6,418	(64,170)

Net cash provided from operating activities	575,645	382,560

Cash Flows From Investing Activities:
Purchase of investments, net	47,149	(53,785)
Additions to furniture, equipment and leaseholds, net	(42,126)	(23,747)

Net cash provided from (used in) investing activities	5,023	(77,532)

Cash Flows From Financing Activities:
Proceeds from issuance of debt	11,842,469	4,244,887
Repayment of borrowings	(12,025,507)	(4,359,979)
Distributions to partners	(402,474)	(300,378)
Proceeds from issuance of Units to AXF	-	1,600,000
Other	2,563	(55,107)

Net cash provided from (used in) financing activities	(582,949)	1,129,423

`
Effect of exchange rate change	(2,407)	(708)
Net (decrease) increase in cash	(4,688)	1,433,743
Cash at the beginning of period	216,251	80,185

Cash at the end of period	$211,563	$1,513,928

Amounts in $ thousands. Unaudited

Revenues

Assets Under Management by Orientation

Assets Under Management by Client Location (1)

Changes in Assets Under Management
Three Months Ended June 30, 2001

	Retail	Institutional Investment Management	Private Client	Total

Beginning of Period	$155,935	$240,291	$36,991	$433,217

Sales/New accounts	11,220	17,710	2,225	31,155
Redemptions/Terminations	(7,979)	(1,685)	(1,856)	(11,520)
Net cash management sales	(1,330)	(1,153)	278	(2,205)
Cash flow	(19)	140	(122)	(1)
Unreinvested dividends	(150)	(19)	(81)	(250)

Net new business	1,742	14,993	444	17,179

Discontinued JVs	(917)	(271)	-	(1,188)
Transfers	749	(749)	-	-

Market appreciation	5,535	9,346	1,282	16,163

Net change	7,109	23,319	1,726	32,154

End of Period	$163,044	$263,610	$38,717	$465,371

Assets reflect 100% of the assets managed by the Joint Ventures. Amounts in $ millions.

Changes in Assets Under Management by Investment Orientation
Three Months Ended June 30, 2001

	Growth Equity	Value Equity	Fixed Income	Passive	Total

March 2001 AUM	$168,609	$89,792	$143,506	$31,310	$433,217

Sales/New accounts	20,067	3,670	5,906	1,512	31,155
Redemptions/Terminations	(4,354)	(1,635)	(5,365)	(166)	(11,520)
Net cash management sales	-	-	(2,205)	-	(2,205)
Cash flow	821	(104)	230	(948)	(1)
Unreinvested dividends	2	(48)	(204)	-	(250)

Net new business	16,536	1,883	(1,638)	398	17,179

Discontinued JVs	(359)	-	(829)	-	(1,188)

Market appreciation	10,034	4,537	209	1,383	16,163

June 2001 AUM	$194,820	$96,212	$141,248	$33,091	$465,371

Assets reflect 100% of the assets managed by the Joint Ventures. Amounts in $ millions.

Market Share of Gross Sales of U.S.-Based Mutual Funds In Key Advisor-Assisted Channels

Alliance Capital (The Operating Partnership)
Retail AUM and Net Sales

		Quarters
	AUM 6/30/01	Net Sales 2Q 2001	Net Sales 1Q 2001	Net Sales 2Q 2000
U.S. Based Mutual Funds	$56,079	$1,052	$889	$2,256
Non-U.S. Based Mutual Funds:
Luxembourg Funds	7,100	493	296	492
EPTA Funds	3,221	(466)	1	268
India	700	24	(137)	104
Japan ITM	3,100	140	148	(211)
Other Funds	851	313	14	44
Joint Venture Funds	7,519	(26)	773	(289)

Total Non-U.S.	22,491	478	1,095	408

Wrap	14,780	579	583	1,330
Variable Annuity	39,494	1,132	732	2,945

Total Long-Term	132,844	3,241	3,299	6,939

Cash Management	30,200	(1,330)	1,992	(4,833)

Total	$163,044	$1,911	$5,291	$2,106

Amounts in $ millions.

Alliance Capital (The Operating Partnership)
Institutional Investment Management AUM and Net Sales

		Quarters
	AUM 6/30/01	Net Sales 2Q 2001	Net Sales 1Q 2001	Net Sales 2Q 2000
Mutual Funds
U.S. Based	$1,117	$(67)	$(72)	$16

Non-U.S. Based:
Luxembourg	1,156	110	294	78
Structured Products	3,856	(274)	(9)	-
Other	74	4	6	6

Total Non-U.S.	5,086	(160)	291	84

Separate Accounts	247,259	16,252	2,311	3,153

Total Long-Term	253,462	16,025	2,530	3,253

Cash Management	10,148	(1,153)	2,967	(841)

Total	$263,610	$14,872	$5,497	$2,412

Amounts in $ millions.

Alliance Capital (The Operating Partnership)
Private Client AUM and Net Sales

		Quarters
	AUM 6/30/01	Net Sales 2Q 2001	Net Sales 1Q 2001	Net Sales 2Q 2000
Mutual Funds	$11,278	$(163)	$(169)	$(243)
Separate Accounts	27,161	532	586	(35)

Total Long-Term	38,439	369	417	(278)

Cash Management	278	278	-	-

Total	$38,717	$647	$417	$(278)

Amounts in $ millions.

Alliance Capital Investment Management Services

Alliance Capital provides diversified investment management and related services globally to a broad range of clients:

1.	Retail Services consists of investment management products and services distributed to individual investors through financial intermediaries, such as brokers and financial planners by means of:
• mutual funds sponsored by Alliance Capital and affiliated joint venture companies,
• cash management products such as money market funds and deposit accounts,
• mutual fund sub-advisory relationships resulting from the efforts of the mutual fund marketing department, and
• “managed money” products;

2.	Institutional Investment Management Services consists of investment management services to unaffiliated parties such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and its insurance company subsidiaries by means of:
• separate accounts,
• mutual fund shares and classes sold principally to institutional investors and high net worth individuals,
• sub-advisory relationships resulting from the efforts of the institutional marketing department,
• hedge funds,
• structured products, and
• group trusts;

3.	Private Client Services consists of investment management services provided to high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities by means of:
• separate accounts,
• hedge funds and
• certain other vehicles; and

4.	Institutional Research Services to institutional clients by means of:
• in-depth research,
• portfolio strategy,
• trading and
• brokerage-related services.